STANDSTILL AGREEMENT

December 18, 2009

Reference is made to that certain Lock Up and Plan Support Agreement dated October 27, 2009 (the “Existing Lockup Agreement”) by and among Debtor (and the predecessor entities to Debtor), the New Entities, the First Lien Agent and the First Lien Lenders. Capitalized terms used but not defined in this letter agreement (this “Standstill Agreement”) shall have the meanings ascribed to such terms in the Existing Lockup Agreement.

Reference is further made to that certain Lock Up and Plan Support Agreement dated as of the date hereof (the “New Lockup Agreement”), by and among Debtor, Equity Parent (as defined in the New Lockup Agreement), the First Lien Agent, the First Lien Lenders, Second Lien Holders and NexBank, SSB and the other parties thereto.

To allow for the negotiations and documentation required by the New Lockup Agreement and the solicitation of votes in support thereof, the parties hereto (the “Parties”) have agreed that they will defer and stay activity required to be undertaken under the Existing Lockup Agreement and the documents executed and delivered in connection therewith, including, without limitation, the Plan Funding Agreement and the Equity Sponsor Commitment (collectively, the “Existing Lockup Agreement Documents”) (the “Standstill”) to allow for (x) the negotiation of the Key Transaction Documents (as defined in the New Lockup Agreement) in accordance with Section 3.9 of the New Lockup Agreement and (y) solicitation of votes to approve the Prepackaged Case (as defined in the New Lockup Agreement).

Upon the valid termination of the New Lockup Agreement (provided that Debtor and/or Equity Parent is not in default thereof) (such event, the “Standstill Termination Date”), the parties hereto agree that: (a) the Standstill shall terminate and be of no further force or effect as of Standstill Termination Date; (b) the parties to the Existing Lockup Agreement Documents (the “Existing Lockup Agreement Parties”) shall, within fifteen (15) days of the Standstill Termination Date, take all reasonable efforts to reinstate the escrow agreement delivered pursuant to the Existing Lockup Agreement under substantially the same terms and conditions thereof; (c) the Outside Date shall be extended by the number of days from December 4, 2009 (with December 5, 2009 being the first day) through and including the Standstill Termination Date plus the number of days (but in no event more than fifteen (15) days) from the Standstill Termination Date until the execution of a new escrow agreement contemplated by the preceding clause (b) and the Existing Lockup Agreement Parties shall enter into a letter agreement or an amendment of the Existing Lockup Agreement and the setting forth the agreed-upon newly calculated Outside Date; (d) the Existing Lockup Agreement Parties shall take all reasonable efforts to agree to Target Dates reasonably acceptable to the Existing Lockup Agreement Parties; and (e) the form of orders or documents previously agreed to pursuant to the Existing Lockup Agreement and the other Existing Lockup Agreement Documents shall, if reasonably necessary, be updated for ministerial changes to reflect the passage of time and changing circumstances caused by the delay in filing of the Prepackaged Case under the Existing Lock-Up Agreement.

Notwithstanding the foregoing, in the event that (a) the New Lockup Agreement is terminated due to a Debtor Fault-Based Termination (as defined in the New Lockup Agreement) or (b) except as may be contemplated by, required pursuant to, or in furtherance of, the terms of the New Lockup Agreement, the Debtor Parties and/or the New Entities violate the provisions of Section 3.2(i) of the Existing Lockup Agreement, then this Standstill Agreement and the Existing Lockup Agreement may be terminated by the First Lien Agent upon written notice to the Debtor Parties and the New Entities and, in the event that First Lien Agent so elects to terminate, (x) the Existing Lockup Agreement shall be deemed to have been terminated by reason of a Fault-Based Termination and the First Lien Agent and the First Lien Lenders shall be entitled to all rights and remedies available under the Existing Lockup Agreement as a result thereof, including, without limitation, liquidated damages thereunder (with the understanding that the aggregate liquidated damages under the Existing Lockup Agreement and the New Lockup Agreement on account of such event is $2,850,000.00), and (y) except as may be necessary in connection with the preceding clause (x) (including, without limitation, the provisions of Section 7.4 of the Existing Lockup Agreement), the Existing Lockup Agreement and this Standstill Agreement shall be of no further force or effect.

Notwithstanding anything to the contrary contained herein, upon the satisfaction of the Vote Condition (as defined in the New Lockup Agreement), each of this Standstill Agreement, the Existing Lockup Agreement, the Plan Funding Agreement and the Equity Sponsor Commitment shall terminate and each of the foregoing shall be of no further force or effect.

None of the Existing Lockup Agreement Parties shall waive their respective rights or obligations pursuant to the Existing Lock-Up Agreement, except for matters contained in this letter.

Nothing contained in this Standstill Agreement shall be deemed any obligation on behalf of any of the parties hereto to accept or agree to any documentation in furtherance of such New Lockup Agreement, as to which decisions each Party shall have the sole and absolute right pursuant to the New Lockup Agreement.

The First Lien Agent further agrees to delay the proposed sale date for the Properties from December 22, 2009 to a date after February 1, 2010 that the First Lien Agent shall select in its sole and absolute discretion.

The parties hereto agree that they waive any claim of defaults under the Existing Lockup Agreement by any of them that may have occurred prior to the date hereof. To the extent that there is a default that occurs from and after the date hereof under the Existing Lockup Agreement or the New Lockup Agreement, the parties thereto and hereto shall have the respective rights and remedies provided thereunder and/or hereunder.

This Standstill Agreement may be executed (by facsimile or otherwise) in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.

This Standstill Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction. By its execution and delivery of this Standstill Agreement, each of the parties hereto irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter arising under or arising out of or in connection with this Standstill Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the United States District Court for the Southern District of New York, and by execution and delivery of this Standstill Agreement, each of the parties hereto irrevocably accepts and submits itself to the exclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding.

Each of the parties hereto hereby waives trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Standstill Agreement or the actions of any party hereto in the negotiation, administration, performance or enforcement hereof.

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IN WITNESS WHEREOF, the parties have executed this Standstill Agreement on the day and year first above written.

FX LUXURY LAS VEGAS I, LLC

By: FX Luxury, LLC, a Delaware limited liability company, its sole member

By: FX Real Estate and Entertainment Inc., a Delaware corporation, its managing member

By:

Name: Mitchell J. Nelson
Title:	Executive Vice President

LIRA PROPERTY OWNER, LLC
By:

Name: Paul Kanavos
Title: Authorized Signatory

LIRA, LLC
By:

Name: Paul Kanavos
Title: Authorized Signatory

[Signatures Continued On Following Page]

LANDESBANK BADEN-WÜRTTEMBERG,
NEW YORK BRANCH, as First Lien Agent
By: Name:
Title:
By:

Name:
Title:

[Signatures Continued On Following Page]

LANDESBANK BADEN-WÜRTTEMBERG,
as a First Lien Lender
By: Name:
Title:
By:

Name:
Title:

[Signatures Continued On Following Page]

MÜNCHENER HYPOTHEKENBANK EG,
as a First Lien Lender
By: Name:
Title:
By:

Name:
Title:

[Signatures Continued On Following Page]

DEUTSCHE HYPOTHEKENBANK
(ACTIEN-GESELLSCHAFT),
as a First Lien Lender
By: Name:
Title:
By:

Name:
Title:

[Signatures Continued On Following Page]

GREAT LAKES REINSURANCE (UK) PLC,
as a First Lien Lender
By: Name:
Title:
By:

Name:
Title: